- 9 -

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC  20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report: (Date of earliest event reported) January 19, 1999



                              CORNING INCORPORATED
             (Exact name of registrant as specified in its charter)



New York                         1-3247              16-0393470
(State or other jurisdiction     (Commission         (I.R.S. Employer
of incorporation)                File Number)        Identification No.)



One Riverfront Plaza, Corning, New York              14831
(Address of principal executive offices)             (Zip Code)


(607) 974-9000
(Registrant's telephone number, including area code)



N/A
(Former name or former address, if changed since last report)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   CORNING INCORPORATED
                                   Registrant



Date: January 19, 1999             By /s/  KATHERINE A. ASBECK
                                           Katherine A. Asbeck
                                           Vice President and Controller

Item 5.   Other Events.

Financial Accounting Standard No. 131, "Disclosures about Segments of an Enterprise and Related Information" (FAS 131) became effective December 31, 1998. FAS 131 supercedes previous guidance and disclosure requirements concerning the reporting of operating segment information.

Application of FAS 131 to Corning results in the determination of three operating segments: Telecommunications, Information Display and Advanced Materials. The Telecommunications Segment contains Corning's optical fiber and cable, photonic and telecommunication hardware businesses, as well as its optical fiber equity ventures. The businesses contained within the Information Display Segment include conventional video components, projection video components, and advanced display products, as well as Samsung Corning, Samsung Corning Precision and other equity ventures. These two segments together comprised the Communications segment reported historically. Advanced Materials includes the businesses previously reported as the Specialty Materials segment.

FAS 131 requires companies to disclose the operating measure that is used by management to evaluate the performance of each segment. For Corning, this is an after tax profit measure identified as segment net income. Historical disclosures were before consideration of income taxes and interest expense. Segment net income also includes equity earnings and minority interest. Finally, certain research, development and administrative expenses previously shown in "Other" in segment presentations have been allocated to operating segments.

The following exhibit includes Corning's segment disclosure for 1997 and 1996 in accordance with FAS 131.

Exhibit 1

Information by Operating Segment

Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker, or decision making group, in deciding how to allocate resources and assessing performance. Corning's chief operating decision making group is comprised of the Chief Executive Officer and the officers who report to him directly.

Corning's reportable segments include Telecommunications, Advanced Materials, and Information Display. The Telecommunications Segment produces optical fiber and cable, optical hardware and equipment and photonic components for the worldwide telecommunications industry. The Advanced Materials Segment manufactures specialized products with unique properties for customer applications utilizing glass, glass ceramic and polymer technologies. Businesses within this segment include environmental products, science products, semiconductor materials and optical and lighting products. The Information Display Segment manufactures glass panels and funnels for televisions and CRTs, projection video lens assemblies and liquid-crystal display glass for flat panel displays.

Corning evaluates performance based on an after tax profit measure, which is identified as segment net income. The accounting policies of the operating segments are the same as those described in the summary of significant accounting policies contained in Corning's annual report on Form 10-K. The financial results for Corning's three operating segments have been prepared on a basis which is consistent with the manner in which Corning management internally disaggregates financial information for the purposes of assisting in making internal operating decisions. In this regard, certain common expenses have been allocated among segments less precisely than would be required for stand alone financial information prepared in accordance with generally accepted accounting principles. Revenue attributed to geographic areas is based on the location of the customer.


Operating Segments                           Advanced  Information   Total
(in millions)             Telecommunications Materials   Display    Segments
-----------------------------------------------------------------------------
1997

Net sales                      $1,795.3      $1,030.4    $664.2     $3,489.9
Depreciation and
  amortization (1)                130.7          82.0      71.8        284.5
Research, development
  and engineering expenses (2)    117.1          63.6      69.6        250.3
Interest income (3)                 3.6           2.5       1.0          7.1
Interest expense (4)               34.3          23.5      13.8         71.6
Income tax expense                163.9          50.8      (8.6)       206.1
Segments earnings before
  minority interest and
  equity earnings (5)             307.3          89.8      16.4        413.5
Minority interest in earnings
  of subsidiaries                 (46.0)          0.7     (31.0)       (76.3)
Equity in earnings of
  associated companies             36.2          13.1      21.7         71.0
Segment net income                297.5         103.6       7.1        408.2
Investment in associated
  companies, at equity             62.8          35.3     142.2        240.3
Segment assets (6)              1,599.2         762.6     841.4      3,203.2
Capital expenditures              336.0         117.0     119.0        572.0
-----------------------------------------------------------------------------

1996

Net sales                      $1,397.7      $1,031.4    $565.5     $2,994.6
Depreciation and
  amortization (1)                104.7          65.0      81.0        250.7
Research, development and
  engineering expenses (2)         83.2          52.3      53.7        189.2
Interest income (3)                 2.6           2.5       1.8          6.9
Interest expense (4)               24.4          21.8      10.6         56.8
Income tax expense                130.6          33.0     (13.8)       149.8
Segments earnings before
  minority interest and
  equity earnings (5)             247.6          63.5     (10.0)       301.1
Minority interest in
  earnings of subsidiaries        (38.1)          3.0     (17.4)       (52.5)
Equity in earnings of
  associated companies             44.9           8.8      22.6         76.3
Segment net income                254.4          75.3      (4.8)       324.9
Investment in associated
  companies, at equity             53.4          27.7     163.0        244.1
Segment assets (6)              1,227.9         631.5     789.4      2,648.8
Capital expenditures              209.0          85.6     170.0        464.6
-----------------------------------------------------------------------------

(1) Includes an allocation of depreciation of corporate property, plant and equipment not specifically identifiable to a segment. Related depreciable assets are not allocated to segment assets.
(2) Non-direct research, development and engineering expenses are allocated based upon direct project spending for each segment.
(3) Interest income is allocated to segments based on a percentage of segment net operating assets.
(4) Interest expense is allocated to segments based on a percentage of segment net operating assets. Consolidated subsidiaries with independent capital structures do not receive additional allocations of interest expense.
(5) Many of Corning's administrative and staff functions are performed on a centralized basis. Where practicable, Corning charges these expenses to segments based upon the extent to which each business uses a centralized function. Other staff functions, such as corporate finance, human resources and legal, are allocated to segments, primarily as a percentage of sales.
(6) Includes inventory, accounts receivable, plant, property and equipment, investments in associated equity companies and goodwill specifically identifiable to segments.

A reconciliation of the totals reported for the operating segments to the applicable line items in the consolidated financial statements is as follows (in millions):

                                                   1997       1996
----------------------------------------------------------------------
Revenues
Total segment net sales                          $3,489.9  $2,994.6
Non-segment net sales (1)                            26.9      29.4
Royalty, interest and dividend income                37.5      29.7
-----------------------------------------------------------------------
 Total revenues                                  $3,554.3  $3,053.7

Net income
Total segment net income (2)                     $  408.2  $  324.9
 Unallocated items:
Non-segment income (1)                               10.0       5.3
Interest expense                                     (0.4)     (0.4)
Income tax                                           (3.4)     (1.6)
Equity in earnings of associated companies (1)        8.2       8.8
Dividends on convertible preferred securities
  of subsidiary                                     (13.7)    (13.7)
-----------------------------------------------------------------------
 Net income from continuing operations           $  408.9  $  323.3

Assets
Total segment assets                             $3,203.2  $2,648.8
 Non-segment assets:
Net assets of discontinued operations               357.6     364.0
Property, plant and equipment (3)                   523.2     442.4
Investments (4)                                      69.7      93.1
Other current assets (5)                            262.6     380.6
Other assets (6)                                    275.6     254.5
-----------------------------------------------------------------------
 Total consolidated assets                       $4,691.9  $4,183.4
=======================================================================

(1) Includes amounts derived from corporate investments.
(2) Includes royalty, interest and dividend income.
(3) Represents corporate property, plant and equipment not specifically identifiable to a segment.
(4) Represents corporate investments in associated companies at equity.
(5) Includes current corporate assets, primarily cash, short-term investments and deferred taxes.
(6) Includes non-current corporate assets, primarily pension assets and deferred taxes.

Other Significant Items                    Segment Reconciling  Consolidated
                                            Total  Adjustments     Total
----------------------------------------------------------------------------
1997
Depreciation and amortization                284.5       1.4       285.9
Interest expense                              71.6       0.4        72.0
Income taxes                                 206.1       3.4       209.5
Equity in earnings of associated
  companies                                   71.0       8.2        79.2
Investment in associated companies,
  at equity                                  240.3      52.6       292.9
Capital expenditures                         572.0     173.6 (1)   745.6
----------------------------------------------------------------------------
1996
Depreciation and amortization                250.7       1.6       252.3
Interest expense                              56.8       0.4        57.2
Income taxes                                 149.8       1.6       151.4
Equity in earnings of associated
  companies                                   76.3       8.8        85.1
Investment in associated companies,
  at equity                                  244.1      69.7       313.8
Capital expenditures                         464.6      95.6 (1)   560.2
============================================================================

(1) Includes capital spending on shared research facilities of $82.4 and $19.0 in 1997 and 1996, respectively.

Information concerning principal geographic areas is as follows (in millions):

                                  1997               1996
--------------------------------------------------------------------
                            Net   Non-current    Net   Non-current
                           Sales   Assets (2)   Sales   Assets (2)
--------------------------------------------------------------------
North America
 United States           $2,206.8  $2,453.8   $2,020.8  $1,950.2
 Canada                     246.8      90.8      120.7      96.6
 Other                       37.9      25.9       46.1      15.9
--------------------------------------------------------------------
   Total North America    2,491.5   2,570.5    2,187.6   2,062.7

Asia Pacific
 Japan                      360.4     103.4      271.6     118.7
 China                      119.6       1.0       53.4       0.5
 Korea                       29.5     135.9       31.7     159.3
 Other                       42.0      16.0       39.0      14.8
--------------------------------------------------------------------
   Total Asia Pacific       551.5     256.3      395.7     293.3

Europe
 Germany                    101.8      45.9       88.7      53.4
 France                      85.0      58.8       76.5      50.4
 United Kingdom              66.0      60.0       72.9      55.4
 Other                      100.3      26.8      106.0      22.2
--------------------------------------------------------------------
   Total Europe             353.1     191.5      344.1     181.4

Latin America
 Brazil                      74.1      11.7       41.3      12.1
 Other                       18.4       0.4       11.7       0.4
--------------------------------------------------------------------
   Total Latin America       92.5      12.1       53.0      12.5

All Other                    28.2       8.5       43.6       8.5
--------------------------------------------------------------------
   Total                 $3,516.8  $3,038.9   $3,024.0  $2,558.4
====================================================================

(2) Excludes net assets of discontinued operations of $357.6 million and $364.0 million and deferred taxes of $96.3 million and $83.6 million in 1997 and 1996, respectively.